SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 2, 2001
                                                --------------------------------



                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                    001-14537              52-2093696
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)


          3445 Peachtree Road, N.E., Suite 700
                    Atlanta, Georgia                              30326
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (404) 364-9400
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

On October 2, 2001, Lodgian, Inc. (the "Company") announced that its President and Chief Executive Officer, Thomas Arasi has resigned. The company has appointed David Hawthorne as interim President and Chief Executive Officer. The Company issued the press release attached hereto as Exhibit 99-1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits
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      99.1   Press Release dated October 2, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LODGIAN, INC.


Dated:  October 2, 2001                  By: /s/  David Hawthorne
                                             -------------------------------
                                             David Hawthorne
                                             Interim Chief Executive Officer

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                                  EXHIBIT INDEX
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Exhibit No.                         Description
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99.1                    Press Release dated October 2, 2001